Back to Form 8-k
Exhibit 10.2

AHCA CONTRACT NO. FA972
AMENDMENT NO. 5
THIS CONTRACT, entered into between the State of Florida, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC., D/B/A HEALTHEASE, hereinafter referred to as the "Vendor," or “Health Plan,” is hereby amended as follows:

1.
Effective January 1, 2014, Attachment I, Scope of Services, Capitated Health Plans, Section D., Services to be Provided, Item 3., Other Service Requirements, Table 8 – Effective 09/01/12 – 08/31/15, Medicaid Redetermination Date Data is hereby deleted in its entirety and replaced with Table 8 – Effective Date: 01/01/14 – 08/31/15, Medicaid Redetermination Date Data as follows.

TABLE 8 Effective Date: 01/01/14 – 08/31/15
Medicaid Redetermination Date Data	Authorized
The Health Plan shall use Medicaid redetermination date data as specified in Attachment II, Core Contract Provisions, Section IV, Enrollee Services, Community Outreach and Marketing.

2.
Effective September 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, Exhibit 2-NR, Medicaid Non-Reform HMO Capitation Rates, Effective September 1, 2012 – August 31, 2013 (90112), is hereby deleted in its entirety and replaced with Exhibit 2-NR, Medicaid Non-Reform HMO Capitation Rates, Effective September 1, 2013 – August 31, 2014, attached hereto and made part of this Contract.

3.
Effective September 1, 2013, Attachment II, Core Contract Provisions, Section II, General Overview, Item D., General Responsibilities of the Health Plan, sub-item 13., the third sentence is hereby amended to now read as follows:

The Health Plan shall have at least thirty (30) calendar days to fulfill such ad hoc requests unless the Agency directs the Health Plan to provide data or information in less than thirty (30) calendar days.

4.	Effective July 1, 2013, Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 10.a.(10) is hereby amended to include (a) and (b) as follows:

(a)
Effective with July 1, 2013 dates of inpatient admission, in Reform and non-Reform, the Health Plan shall count inpatient days based on the lesser of the actual number of covered days in the inpatient hospital stay and the average length of stay for the relevant All Patient Refined Diagnosis Related Group (APR-DRG or DRG). This requirement applies whether or not the Health plan uses DRGs to pay the provider. DRGs can be found at the following website: http://ahca.myflorida.com/Medicaid/cost_reim/index.shtml.

(b)
If an enrollee has not yet met his/her forty-five (45) day hospital inpatient limit per state fiscal year for non-pregnant adults, at the start of a new hospital admission, the entire new stay must be covered by the Health plan in which the enrollee was enrolled on the date of admission. This requirement applies even if the actual or average length of stay for the DRG puts the person over the inpatient limit. There is no proration of inpatient days.

AHCA Contract No. FA972, Amendment No. 5, Page 1 of 5

5.
Effective July 1, 2013, Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 10.a.(11) is hereby deleted in its entirety. Sub-item 10.a.(12) remains unchanged.

6.	Attachment II, Core Contract Provisions, Section V, covered Services, Item H., Coverage Provisions, sub-item 23.a.(13) is hereby included as follows:

(13)
In accordance with the Affordable Care Act (ACA) primary care physician (PCP) fee increase provisions of this Attachment, primary care services provided to MediKids are not eligible for this fee increase. Health Plans shall not include such payments in the summary reports and encounter data supporting documentation submissions of the ACA PCP fee increase payments.

7.	Attachment II, Core Contract Provisions, Section VII, Quality Management, Item A., Quality Improvement, sub-item 3.b.(7) is hereby deleted in its entirety and replaced as follows:

(7)	PIP Documentation

(a)	PIP Proposal

(i)	Within ninety (90) calendar days after initial Contract execution, the Health Plan shall submit to the BMHC, in writing, a proposal for each planned PIP.

(ii)
Each PIP proposal shall be submitted using the most recent version of the EQRO PIP summary form. The EQRO PIP summary form may be obtained from the Florida EQRO. Instructions for using the form to submit PIP proposals and updates may be obtained from BMHC.

(iii)	Activities 1 through 6 of the EQRO PIP summary form must be addressed in the PIP proposal.

(iv)	In the event the Health Plan elects to modify a portion of the PIP proposal after initial Agency approval, a written request to do so must be submitted to the BMHC.

(b)	Annual PIP Submission

(i)	The Health Plan shall submit ongoing PIPs annually by August 1st to BMHC for review and approval.

(ii)
The Health Plan shall use the most recent EQRO PIP summary form, which reflects federal CMS requirements, in its annual submission to reflect the Health Plan’s progress. The Health Plan shall transfer ongoing PIPs to a new, updated EQRO form.

(iii)
The Health Plan shall submit the BMHC-approved EQRO PIP summary form to the EQRO upon its request for validation. The Health Plan shall not make changes to the BMHC-approved PIP being submitted to the EQRO unless expressly permitted by BMHC in writing.

8.
Attachment II, Core Contract Provisions, Section XII, Reporting Requirements, Item B., Reporting Tables, Table 1, Effective September 1, 2013, Summary of Reporting Requirements, Section V, Covered Services, Inpatient Discharge Report is hereby deleted from Table 1.

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AHCA Contract No. FA972, Amendment No. 5, Page 2 of 5

9.	Attachment II, Core Contract Provisions, Section XIV, Sanctions, Item D., Disputes, sub-item 1. is hereby amended to now read as follows. Sub-items 2. and 3. remain unchanged.

1.	To dispute a sanction, the Health Plan must request that the Agency’s Deputy Secretary for Medicaid or designee, hear and decide the dispute.

a.
The Health Plan must submit, within twenty-one (21) calendar days after the issuance of a sanction, a written dispute of the sanction directly to the Deputy Secretary or designee; this submission shall include all arguments, materials, data, and information necessary to resolve the dispute (including all evidence, documentation and exhibits). A Health Plan submitting such written requests for appeal or dispute as allowed under the Contract, shall submit such appeal or dispute to the following mailing address:

Deputy Secretary for Medicaid
Agency for Health Care Administration
Managed Care Appeals/Disputes, MS 70
2727 Mahan Drive
Tallahassee, FL 32308

b.
The Health Plan waives any dispute not raised within twenty-one (21) calendar days of receiving the sanction. It also waives any arguments it fails to raise in writing within twenty-one (21) calendar days of receiving the sanction, and waives the right to use any materials, data, and/or information not contained in or accompanying the Health Plan’s submission submitted within the twenty-one (21) calendar days following its receipt of the sanction in any subsequent legal, equitable, or administrative proceeding (to include circuit court, federal court and any possible administrative venue).

10.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item I., Disputes, sub-item 1. is hereby amended to now read as follows. Sub-items 2. and 3. remain unchanged.

1.	To dispute an interpretation of the Contract, the Health Plan must request that the Agency’s Deputy Secretary for Medicaid hear and decide the dispute.

a.
The Health Plan must submit, within twenty-one (21) calendar days after the notice of sanction, a written dispute of the Contract Interpretation directly to the Deputy Secretary; this submission shall include all arguments, materials, data, and information necessary to resolve the dispute (to include all evidence, documentation and exhibits). A Health Plan submitting such written requests for appeal or dispute, as allowed under the Contract, shall submit such appeal or dispute to the following mailing address:

Deputy Secretary for Medicaid
Agency for Health Care Administration
Managed Care Appeals/Disputes, MS 70
2727 Mahan Drive
Tallahassee, FL 32308

b.
The Health Plan waives any dispute not raised within twenty-one (21) calendar days of receiving a notice of the Contract interpretation. It also waives any arguments it fails to raise in writing within twenty-one (21) calendar days of receiving a notice of Contract interpretation, and waives the right to use any materials, data, and/or information not contained in or accompanying the Health Plan’s submission submitted within the twenty-one (21) calendar days following its receipt of the notice of the Contract interpretation in any subsequent legal,

AHCA Contract No. FA972, Amendment No. 5, Page 3 of 5

equitable, or administrative proceeding (to include circuit court, federal court and any possible administrative venue).

11.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item Q., Termination Procedures, sub-item 2.i. is hereby included as follows.

i.
The terminated Health Plan is obligated to submit encounter data in accordance with Attachment II, Core Contract Provisions, Section X, Administration and Management, Item D., Encounter Data, for all services provided to enrollees for dates of service included in this Contract.

12.	Attachment II, Core Contract Provisions, Section XVII, Liquidated Damages, Item A., Damages, sub-item 3., the first sentence is hereby amended to now read as follows:
If the Health Plan fails to perform any of the services described in the Contract, the Agency may assess liquidated damages for each occurrence listed in the below table in Item C., Issues and Amounts.

13.	Attachment II, Core Contract Provisions, Section XVII, Liquidated Damages, Item A., Damages, sub-item 7. is hereby amended to now read as follows. Sub-items 8. and 9. remain unchanged.

7.	To dispute the imposition of liquidated damages under the Contract, the Health Plan must request that the Agency’s Deputy Secretary for Medicaid hear and decide the dispute.

a.
The Health Plan must submit, within twenty-one (21) calendar days after the notice of the imposition of liquidated damages, a written dispute of the Contract interpretation directly to the Deputy Secretary; this submission shall include all arguments, materials, data, and information necessary to resolve the dispute (to include all evidence, documentation and exhibits). A Health Plan submitting such written requests for appeal or dispute, as allowed under the Contract, shall submit such appeal or dispute to the following mailing address:

Deputy Secretary for Medicaid
Agency for Health Care Administration
Managed Care Appeals/Disputes, MS 70
2727 Mahan Drive
Tallahassee, FL 32308

b.
The Health Plan waives any dispute not raised within twenty-one (21) calendar days of receiving a notice of imposition of liquidated damages. It also waives any arguments it fails to raise in writing within twenty-one (21) calendar days of receiving a notice of the imposition of liquidated damages, and waives the right to use any materials, data, and/or information not contained in or accompanying the Health Plan’s submission submitted within the twenty-one (21) calendar days following its receipt of the notice of the imposition of liquidated damages in any subsequent legal, equitable, or administrative proceeding (to include circuit court, federal court and any possible administrative venue).

AHCA Contract No. FA972, Amendment No. 5, Page 4 of 5

Unless otherwise stated, this Amendment shall be effective upon execution by both Parties.
All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in this Contract.
This Amendment, and all its attachments, are hereby made part of this Contract.
This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.
IN WITNESS WHEREOF, the Parties hereto have caused this ten (10) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC., D/B/A	STATE OF FLORIDA, AGENCY FOR
HEALTHEASE	HEALTH CARE ADMINISTRATION

SIGNED		SIGNED
BY:	/s/ David McNichols	BY:	/s/ Elizabeth Dudek

NAME:	David McNichols	NAME:	Elizabeth Dudek

TITLE:	Region President	TITLE:	Secretary

DATE:	January 3, 2014	DATE:	1/6/14

List of Attachments/Exhibits included as part of this Amendment:

Specify
Type	Number	Description
Attachment I	Exhibit 2-R	Medicaid Non-Reform HMO Capitation Rates, Effective September 1, 2013 – August 31, 2014 (5 Pages)

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AHCA Contract No. FA972, Amendment No. 5, Page 5 of 5

Attachment I
Exhibit 2-NR
Medicaid Non-Reform HMO Capitation Rates
Effective September 1, 2013 – August 31, 2014
By Area, Age group and Eligibility Category

Table 1
General Rates:

					TANF								SSI-N				SSi-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,022.78	165.28	101.52	65.71	116.76	68.26	259.83	142.03	322.65	18,557.91	2,904.55	309.83	169.33	199.26	794.92	868.30	344.54	120.62	80.25
02	978.50	158.10	96.12	57.76	106.67	60.28	244.19	131.48	305.77	17,759.29	2,779.64	284.85	131.71	164.25	711.68	812.84	344.54	108.35	71.57
03	1,106.36	178.78	109.63	70.08	125.32	72.87	280.22	152.79	348.45	19,630.85	3,072.80	327.56	178.65	210.37	840.12	918.22	344.54	93.29	60.92
04	1,234.53	199.48	121.74	75.24	136.92	78.38	310.12	167.92	387.14	21,291.93	3,332.79	354.53	191.82	226.47	908.05	994.74	344.54	87.44	56.79
05	1,288.48	208.21	127.35	79.98	144.34	83.25	324.94	176.53	404.88	21,088.11	3,300.83	347.77	181.20	216.65	885.17	980.00	344.54	79.33	51.05
06	1,205.59	194.83	119.82	78.21	138.38	81.22	306.93	168.07	380.75	20,269.26	3,172.75	339.72	188.37	220.61	873.75	950.41	344.54	76.31	48.92
07	1,217.57	196.72	119.47	71.16	132.03	74.30	303.23	162.99	380.07	21,525.94	3,369.32	352.91	179.54	216.43	894.80	997.11	344.54	85.35	55.31
09	1,190.30	192.33	117.09	71.05	130.54	74.11	297.73	160.62	372.41	21,406.42	3,350.46	342.67	156.97	196.44	854.96	978.71	344.54	97.67	64.02
10	1,289.99	208.45	127.41	79.64	144.08	82.92	324.94	176.36	405.10	25,625.79	4,010.96	415.30	201.15	246.69	1,044.86	1,179.51	367.44	135.27	90.61
11	1,371.59	221.64	135.69	85.82	154.33	89.30	346.48	188.50	431.39	20,345.04	3,184.30	323.89	144.55	182.66	805.07	927.41	344.54	112.69	74.65
6B	1,184.79	191.48	117.93	77.77	136.89	80.72	302.43	165.96	374.71	20,178.77	3,158.57	336.87	184.05	216.60	864.25	944.10	344.54	76.31	48.92
8A	1,253.19	202.52	124.25	79.76	142.32	82.91	317.73	173.38	394.91	22104.38	3,459.96	367.72	198.23	234.32	941.23	1,032.16	344.54	86.50	56.13
8B	1,034.98	167.24	102.32	64.35	116.04	66.97	261.10	141.88	325.28	20,675.20	3,236.22	342.54	181.75	215.98	874.45	963.24	344.54	83.77	54.20

Table 2
General + Mental Health Rates:

					TANF								SSI-N				SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,022.84	165.34	103.09	73.70	124.65	76.15	266.73	148.93	327.22	18,558.21	2,905.15	323.60	205.19	230.50	852.88	889.69	349.76	137.84	97.47
02	978.59	158.19	98.63	70.51	119.25	72.86	255.19	142.48	313.06	17,759.82	2,780.17	309.68	196.36	220,58	816.19	851.41	349.76	125.57	88.79
03	1,106.43	178.85	111.52	79.72	134.83	82.38	288.53	161.10	353.96	19,631.17	3,073.12	342.31	217.05	243.82	902.19	941.13	349.76	110.51	78.14
04	1,234.63	199.58	124.44	88.96	150.46	91.92	321.96	179.76	394.98	21,292.29	3,333.15	371.28	235.42	264.46	978.54	1,020.76	349.76	104.66	74.01
05	1,288.57	208.30	129.88	92.84	157.03	95.94	336.03	187.62	412.23	21,088.54	3,301.26	367.73	233.16	261.92	969.17	1,011.00	349.76	96.55	68.27
06	1,205.65	194.89	121.52	86.87	146.92	89.76	314.40	175.54	385.70	20,269.56	3,173.05	353.45	224.11	251.75	931.53	971.73	349.76	93.53	66.14
07	1,217.69	196.84	122.73	87.74	148.39	90.66	317.54	177.30	389.55	21,526.42	3,369.80	375.36	238.00	267.36	989.30	1,031.99	349.76	102.57	72.53
09	1,190.40	192.43	119.98	85.77	145.06	88.63	310.43	173.32	380.82	21,407.08	3,351.12	373.28	236.68	265.88	983.81	1,026.27	349.76	114.89	81.24
10	1,290.08	208.54	130.03	92.95	157.21	96.05	336.42	187.84	412.71	25,626.47	4,011.64	446.86	283.34	318.29	1,177.72	1,228.55	372.66	152.49	107.83
11	1,371.68	221.73	138.25	98.83	167.16	102.13	357.70	199.72	438.82	20,345.71	3,184.97	354.77	224.95	252.70	935.03	975.38	349.76	129.91	91.87
6B	1,184.84	191.53	119.42	85.37	144.39	88.22	308.98	172.51	379.05	20,179.09	3,158.89	351.87	223.11	250.63	927.38	967.40	349.76	93.53	66.14
8A	1,253.26	202.59	126.32	90.30	152.72	93.31	326.82	182.47	400.93	22,104.76	3,460.34	385.45	244.40	274.55	1,015.87	1,059.71	349.76	103.72	73.35
8B	1,035.05	167.31	104.33	74.58	126.13	77.06	269.92	150.70	331.13	20,675.59	3,236.61	360.53	228.60	256.80	950.19	991.20	349.76	100.99	71.42

AHCA Contract No. FA972, Attachment I, Exhibit 2-NR, Page 1 of 5

Attachment I
Exhibit 2-NR
Medicaid Non-Reform HMO Capitation Rates
Effective September 1, 2013 – August 31, 2014
By Area, Age group and Eligibility Category

Table 3
General + MH + Dental Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,022.84	165.35	104.53	76.12	126.83	78.60	268.83	150.60	330.88	18,558.21	2,905.16	325.06	207.11	232.23	854.63	892.15	354.29	139.26	98.56
02	978.61	158.22	103.20	78.20	126.19	80.63	260.59	146.78	322.47	17,759.82	2,780.19	314,97	203.33	226.85	819.60	856.20	354.29	127.67	90.41
03	1,106.45	178.89	117.94	90.53	144.59	93.31	292.42	164.20	360.74	19,631.17	3,073.15	349.21	226.14	251.99	905.41	945.65	354.29	112.94	80.01
04	1,234.65	199.61	128.84	96.37	157.15	99.42	326.28	183.21	402.51	21292.29	3,333.17	376.83	242.73	271.03	982.21	1,025.92	354.29	106.87	75.71
05	1,288.59	208.34	136.12	103.33	166.51	106.55	340.22	190.97	419.54	21,088.54	3,301.28	374.51	242.10	269.96	972.81	1,016.11	354.29	99.03	70.18
06	1,205.67	194.93	127.74	97.34	156.37	100.35	317.25	177.82	390.67	20,269.56	3,173.07	358.99	231.41	258.31	933.89	975.05	354.29	95.60	67.73
07	1,217.71	196.88	129.20	98.62	158.22	101.66	320.45	179.62	394.63	21,526.42	3,369.83	382.42	247.30	275.72	992.17	1,036.02	354.29	104.73	74.19
09	1,190.43	192.49	128.82	100.65	158.50	103.68	313.74	175.96	386.59	21,407.08	3,351.15	381.77	247.87	275.95	987.29	1,031.15	354.29	117.46	83.22
10	1,290.08	208.54	130.03	92.95	157.21	96.05	336.42	187.84	412.71	25,626.47	4,011.64	446.86	283.34	318.29	1177.72	1,228.55	372.66	152.49	107.83
11	1,371.73	221.78	145.78	111.88	177.16	112.13	360.09	201.63	442.99	20,345.73	3,184.99	364.10	235.97	261.05	939.32	981.40	354.29	133.25	94.44
6B	1,184.86	191.57	125.64	95.84	153.85	98.81	311.82	174.78	384.00	20,179.09	3,158.91	357.40	230.40	257.18	929.71	970.67	354.29	95.60	67.73
8A	1,253.28	202.64	133.25	101.97	163.25	105.11	329.19	184.36	405.06	22,104.76	3,460-37	392.32	253.45	282.69	1018.27	1,063.07	354.29	105.57	74.77
8B	1,035.07	167.36	111.61	86.82	137.19	89.44	272.31	152.61	335.29	20,675.59	3,236.63	366.95	237.06	264.41	952.67	994.68	354.29	102.97	72.94

Table 4
General + MH + Transportation Rates:
					TANF								SSI-N				SSI-B	SSA-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,029.35	167.25	104.32	74.59	126.39	79.02	269.43	153.21	330.65	18,606.97	2,939.90	333.23	211.56	240.20	876.62	910.18	351.37	142.37	100.62
02	985.36	160.18	99.91	71.44	121.06	75.85	258.00	146.93	316.63	17,816.11	2,820.29	320.79	203.71	231.77	843.59	875.06	351.37	129.25	91.35
03	1,114.09	181.10	112.97	80.77	136.88	85.76	291.71	166.14	357.99	19,687.44	3,113.22	353.42	224.40	255.01	929.58	964.77	351.37	115.40	81.54
04	1,240.98	201.45	125.64	89.83	152.16	94.72	324.60	183.94	398.32	21,344.33	3370.24	381.55	242.22	274.81	1,003.88	1,042.63	351.37	107.36	75.89
05	1,294.40	210.02	130.98	93.64	158.59	98.51	338.45	191.46	415.30	21,141.61	3,339.08	378.21	240.09	272.47	995.00	1,033.30	351.37	101.88	71.97
06	1,211.68	196.66	122.66	87.70	148.53	92.42	316.90	179.50	388.87	20,307.43	3,200.04	360.93	229.06	259.28	949.97	987.64	351.37	98.36	69.49
07	1,224.09	198.72	123.94	88.62	150.10	93.48	320.19	181.51	392.92	21586.35	3,412.52	387.19	245.83	279.28	1,018.48	1,057.17	351.37	106.17	75.03
09	1,197.29	194.46	121.28	86.71	146.90	91.67	313.29	177.85	384.45	21,464.91	3,392.34	384.70	244.23	277.38	1,011.96	1050.57	351.37	119.40	84.37
10	1,290.08	208.54	130.03	92.95	157.21	96.05	336.42	187.84	412.71	25,626.47	4,011.64	446.86	283.34	318.29	1,177.72	1,228.55	372.66	152.49	107.83
11	1,377.19	223.35	139.29	99.58	168.63	104.56	359.99	203.34	441.72	20,399.74	3,223.48	365.44	232.01	263.44	961.34	998.08	351.37	133.35	94.26
6B	1,190.72	193.26	120.53	86.18	145.96	90.82	311.42	176.38	382.15	20,217.00	3,185.91	359.35	228.06	258.17	945.84	983.33	351.37	98.36	69.49
8A	1,260.10	204.60	127.61	91.24	154.55	96.33	329.66	186.96	404.53	22,163.47	3,502.19	397.04	252.07	286.23	1,044.45	1,084.38	351.37	107.31	75.85
8B	1,042.68	169.55	105.77	75.62	128.17	80.43	273.09	155.72	335.15	20,731.98	3,276.80	371.66	235.96	268.01	977.64	1,014.89	351.37	105.23	74.36

AHCA Contract No. FA972, Attachment I, Exhibit 2-NR, Page 2 of 5

Attachment I
Exhibit 2-NR
Medicaid Non-Reform HMO Capitation Rates
Effective September 1, 2013 – August 31, 2014
By Area, Age group and Eligibility Category

Table 5
General + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,029.26	167.19	102.75	66.60	118.50	71.13	262.53	146.31	326.08	18,606.67	2,939.60	319.46	175.70	208.96	818.66	888.79	346.15	125.15	83.40
02	985.27	160.09	97.40	58.69	108.48	63.27	247.00	135.93	309.34	17,815.58	2,819.76	295.96	139.06	175.44	739.08	836.49	346.15	112.03	74.13
03	1,114.02	181.03	111.08	71.13	127.37	76.25	283.40	157.83	352.48	19,687.12	3,112.90	338.67	186.00	221.56	867.51	941.86	346.15	98.18	64.32
04	1,240.88	201.35	122.94	76.11	138.62	81.18	312.76	172.10	390.48	21,343.97	3,369.88	364.80	198.62	236.82	933.39	1,016.61	346.15	90.14	58.67
05	1,294.31	209.93	128.45	80.78	145.90	85.82	327.36	180.37	407.95	21,141.18	3,338.65	358.25	188.13	227.20	911.00	1,002.30	346.15	84.66	54.75
06	1,211.62	196.60	120.96	79.04	139.99	83.88	309.43	172.03	383.92	20,307.13	3,199.74	347.20	193.32	228.14	892.19	966.32	346.15	81.14	52.27
07	1,223.97	198.60	120.68	72.04	133.74	77.12	305.88	167.20	383.44	21,585.87	3,412.04	364.74	187.37	228.35	923.98	1,022.29	346.15	88.95	57.81
09	1,197.19	194.36	118.39	71.99	132.38	77.15	300.59	165.15	376.04	21,464.25	3,391.68	354.09	164.52	207.94	883.11	1,003.01	346.15	102.18	67.15
10	1,289.99	208.45	127.41	79.64	144.08	82.92	324.94	176.36	405.10	25,625.79	4,010.96	415.30	201.15	246.69	1,044.86	1,179.51	367.44	135.27	90.61
11	1,377.10	223.26	136.73	86.57	155.80	91.73	348.77	192.12	434.29	20,399.07	3,222.81	334.56	151.61	193.40	831.38	950.11	346.15	116.13	77.04
6B	1,190.67	193.21	119.04	78.58	138.46	83.32	304.87	169.83	377.81	20,216.68	3,185.59	344.35	189.00	224.14	882.71	960.03	346.15	81.14	52.27
8A	1,260.03	204.53	125.54	80.70	144.15	85.93	320.57	177.87	398.51	22,163.09	3,501.01	379.31	205.90	246.00	969.81	1,056.83	346.15	90.09	58.63
8B	1,042.61	169.48	103.76	65.39	118.08	70.34	264.27	146.90	329.30	20,731.59	3,276.41	353.67	189.11	227.19	901.90	986.93	346.15	88.01	57.14

Table 6
General + Dental Rates:
	TANF										SSS-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,022.78	165.29	102.96	68.13	118.94	70.71	261.93	143.70	326.31	18,557.91	2,904.86	311.29	171.25	200.99	796.67	870.76	349.07	122.04	81.34
02	978.52	158.13	100.69	65.45	113.61	68.05	249.59	135.78	315.18	17,759.29	2,779.66	290.14	138.68	170.52	715.09	817.63	349.07	110.45	73.19
03	1,106.38	178.82	116.05	80.89	135.08	83.80	284.11	155.89	355.23	19,630.85	3,072.83	334.46	187.74	218.54	843.34	922.74	349.07	95.72	62.79
04	1,234.55	199.51	126.14	82.65	143.61	85.88	314.44	171.37	394.67	21291.93	3332.81	360.08	199.13	233.04	911.72	999.90	349.07	89.65	58.49
05	1,288.50	208.25	133.59	90.47	153.82	93.86	329.13	179.88	412.19	21,088.11	3,300.85	354.55	190.14	224.69	888.81	985.11	349.07	81.81	52.96
06	1,205.61	194.87	126.04	88.68	147.83	91.81	309.78	170.35	385.72	20,269.26	3,172.77	345.26	195.67	227.17	876.11	953.73	349.07	78.38	50.51
07	1,217.59	196.76	125.94	82.04	141.86	85.30	306.14	165.31	385.15	21525.94	3,369.35	359.97	188.84	224.79	897.67	1,001.14	349.07	87.51	56.97
09	1,190.33	192.39	125.93	85.93	143.98	89.16	301.04	163.26	378.18	21,406.42	3,350.49	351.16	168.16	206.51	858.44	983.59	349.07	100.24	66.00
10	1,289.99	208.45	127.41	79.64	144.08	82.92	324.94	176.36	405.10	25,625.79	4,010.96	415.30	201.15	246.69	1,044.86	1,179.51	367.44	135.27	90.61
11	1,371.64	221.69	143.22	98.87	164.33	99.30	348.87	190.41	435.56	20,345.06	3,184.32	333.22	155.57	191.01	809.36	933.43	349.07	116.03	77.22
SB	1,184.81	191.52	124.15	88.24	146.35	91.31	305.27	168.23	379.66	20,178.77	3,158.59	342.40	191.34	223.15	866.58	947.37	349.07	78.38	50.51
8A	1,253.21	202.57	131.18	91.43	152.85	94.71	320.10	175.27	399.04	22,104.38	3,459.99	374.59	207.28	242.46	943.63	1,035.52	349.07	88.35	57.55
8B	1,035.00	167.29	109.60	76.59	127.10	79.35	263.49	143.79	329.44	20,675.20	3,236.24	348.96	190.21	223.59	876.93	966.72	349.07	85.75	55.72

AHCA Contract No. FA972, Attachment I, Exhibit 2-NR, Page 3 of 5

Attachment I
Exhibit 2-NR
Medicaid Non-Reform HMO Capitation Rates
Effective September 1, 2013 – August 31, 2014
By Area, Age group and Eligibility Category

Table 7
General + Dental + Transportation Rates:

	TANF										SSI-N						SSI-B		SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHM0+2M0	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Mate	Female	Male
01	1,029.29	167.20	104.19	69.02	120.68	73.58	264.63	147.98	329.74	18,606.67	2,939.61	320.92	177.62	210.69	820.41	891.25	350.68	126.57	84.49
02	985.29	160.12	101.97	66.38	115.42	71.04	252.40	140.23	318.75	17,815.58	2,819.78	301.25	146.03	181.71	742.49	841.28	350.68	114.13	75.75
03	1,114.04	181.07	117.50	81.94	137.13	87.18	287.29	160.93	359.26	19,687.12	3,112.93	345.57	195.09	229.73	870.73	946.38	350.68	100.61	66.19
04	1,240.90	201.38	127.34	83.52	145.31	88.68	317.08	175.55	398.01	21,343.97	3,369.90	370.35	205.93	243.39	937.06	1,021.77	350.68	92.35	60.37
05	1,294.33	209.97	134.69	91.27	155.38	96.43	331.55	183.72	415.26	21,141.18	3,338.67	365.03	197.07	235.24	914.64	1,007.41	350.68	87.14	56.66
06	1,211.64	196.64	127.18	89.51	149.44	94.47	312.28	174.31	388.89	20,307.13	3,199.76	352.74	200.62	234.70	894.55	969.64	350.68	83.21	53.86
07	1,223.99	198.64	127.15	82.92	143.57	88.12	308.79	169.52	388.52	21,585.87	3,412.07	371.80	196.67	236.71	926.85	1,026.32	350.68	91.11	59.47
09	1,197.22	194.42	127.23	86.87	145.82	92.20	303.90	167.79	381.81	21,464.25	3,391.71	362.58	175.71	218.01	886.59	1,007.89	350.68	104.75	69.13
10	1,289.99	208.45	127.41	79.64	144.08	82.92	324.94	176.36	405.10	25,625.79	4,010.96	415.30	201.15	246.69	1,044.86	1,179.51	367.44	135.27	90.61
11	1,377.15	223.31	144.26	99.62	165.80	101.73	351.16	194.03	438.46	20,399.09	3,222.83	343.89	162.63	201.75	835.67	956.13	350.68	119.47	79.61
6B	1,190.69	193.25	125.26	89.05	147.92	93.91	307.71	172.10	382.76	20,216.68	3,185.61	349.88	196.29	230.69	885.04	963.30	350.68	83.21	53.86
8A	1,260.05	204.58	132.47	92.37	154.68	97.73	322.94	179.76	402.64	22,163.09	3,501.84	386.18	214.95	254.14	972.21	1,060.19	350.68	91.94	60.05
8B	1,042.63	169.53	111.04	77.63	129.14	82.72	266.66	148.81	333.46	20,731.59	3,276.43	360.09	197.57	234.80	904.38	990.41	350.68	89.99	58.66

Table 8
General + Mental Health + Dental + Transportation Rates:

Area	TANF										SSI-N						SSI-B	SSI-AB
	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,029.35	167.26	105.76	77.01	128.57	81.47	271.53	154.88	334.31	18,606.97	2,939.91	334.69	213.48	241.93	878.37	912.64	355.90	143.79	101.71
02	985.38	160.21	104.48	79.13	128.00	83.62	263.40	151.23	326.04	17,816.11	2,820.31	326.08	210.68	238.04	847.00	879.85	355.90	131.35	92.97
03	1,114.11	181.14	119.39	91.58	146.64	96.69	295.60	169.24	364.77	19,687.44	3,113.25	360.32	233.49	263.18	932.80	969.29	355.90	117.83	83.41
04	1,241.00	201.48	130.04	97.24	158.85	102.22	328.92	187.39	405.85	21,344.33	3,370.26	387.10	249.53	281.38	1,007.55	1,047.79	355.90	109.57	77.59
05	1,294.42	210.06	137.22	104.13	168.07	109.12	342.64	194.81	422.61	21,141.61	3,339.10	384.99	249.03	280.51	998.64	1,038.41	355.90	104.36	73.88
06	1,211.70	196.70	128.88	98.17	157.98	103.01	319.75	181.78	393.84	20,307.43	3200.06	366.47	236.36	265.84	952.33	990.96	355.90	100.43	71.08
07	1,224.11	198.76	130.41	99.50	159.93	104.48	323.10	183.83	398.00	21,586.35	3,412.55	394.25	255.13	287.64	1,021.35	1,061.20	355.90	108.33	76.69
09	1,197.32	194.52	130.12	101.59	160.34	106.72	316.60	180.49	390.22	21,464.91	3,392.37	393.19	255.42	287.45	1,015.44	1,055.45	355.90	121.97	86.35
10	1,290.08	208.54	130.03	92.95	157.21	96.05	336.42	187.84	412.71	25,626.47	4,011.64	446.86	283.34	318.29	1,177.72	1,228.55	372.66	152.49	107.83
11	1,377.24	223.40	146.82	112.63	178.63	114.56	362.38	205.25	445.89	20,399.76	3223.50	374.77	243.03	271.79	965.63	1,004.10	355.90	136.69	96.83
6B	1,190.74	193.30	126.75	96.65	155.42	101.41	314.26	178.65	387.10	20,217.00	3,185.93	364.88	235.35	264.72	948.17	986.60	355.90	100.43	71.08
8A	1,260.12	204.65	134.54	102.91	165.08	108.13	332.03	188.85	408.66	22,163.47	3,502.22	403.91	261.12	294.37	1,046.85	1,087.74	355.90	109.16	77.27
8B	1,042.70	169.60	113.05	87.86	139.23	92.81	275.48	157.63	339.31	20,731.98	3,276.82	378.08	244.42	275.62	980.12	1,018.37	355.90	107.21	75.88

AHCA Contract No. FA972, Attachment I, Exhibit 2-NR, Page 4 of 5

Attachment I
Exhibit 2-NR
Medicaid Non-Reform HMO Capitation Rates
Effective September 1, 2013 – August 31, 2014
By Area, Age group and Eligibility Category

Table 9
Mental Health Rates:

	TANF										SSI-N						SSI-S		SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	0.06	0.06	1.57	7.99	7.89	7.89	6.90	6.90	4.57	0.30	0.30	13.77	35.86	31.24	57.96	21.39	5.22	17.22	17.22
02	0.09	0.09	2.51	12.75	12.58	12.58	11.00	11.00	7.29	0.53	0.53	24.83	64.65	56.33	104.51	38.57	5.22	17.22	17.22
03	0.07	0.07	1.89	9.64	9.51	9.51	8.31	8.31	5.51	0.32	0.32	14.75	38.40	33.45	62.07	22.91	5.22	17.22	17.22
04	0.10	0.10	2.70	13.72	13.54	13.54	11.84	11.84	7.84	0.36	0.36	16.75	43.60	37.99	70.49	26.02	5.22	17.22	17.22
05	0.09	0.09	2.53	12.86	12.69	12.69	11.09	11,09	7.35	0.43	0.43	19.96	51.96	45.27	84.00	31.00	5.22	17.22	17.22
06	0.06	0.06	1.70	8.66	8.54	8.54	7.47	7.47	4.95	0.30	0.30	13.73	35.74	31.14	57.78	21.32	5.22	17.22	17.22
07	0.12	0.12	3.26	16.58	16.36	16.36	14.31	14.31	9.48	0.48	0.48	22.45	58.46	50.93	94.50	34.88	5.22	17.22	17.22
09	0.10	0.10	2.89	14.72	14.52	14.52	12.70	12.70	8.41	0.66	0.66	30.61	79.71	69.44	128.85	47.56	5.22	17.22	17.22
10	0.09	0.09	2.62	13.31	13.13	13.13	11.48	11.48	7.61	0.68	0.68	31.56	82.19	71.60	132.86	49.04	5.22	17.22	17.22
11	0.09	0.09	2.56	13.01	12.83	12.83	11.22	11.22	7.43	0.67	0.67	30.88	80.40	70.04	129.96	47.97	5.22	17.22	17.22
6B	0.05	0.05	1.49	7.60	7.50	7.50	6.55	6.55	4.34	0.32	0,32	15.00	39.06	34.03	63.13	23.30	5.22	17.22	17.22
8A	0.07	0.07	2.07	10.54	10.40	10.40	9.09	9.09	6.02	0.38	0.38	17.73	46.17	40.23	74.64	27.55	5.22	17.22	17.22
8B	0.07	0.07	2.01	10.23	10.09	10.09	8.82	3.82	5.85	0.39	0.33	17.99	46.85	40.82	75.74	27.96	5.22	17.22	17.22

Area	Corresponding Counties

Area 1	Escambia, Okaloosa, Santa Rosa, Walton
Area 2	Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Washington, Wakulla
Area 3	Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamiliton, Hernando, Lafayette, Lake, Levy, Marion, Putnam, Sumter, Suwannee, Union
Area 4	Baker, Clay, Duval, Flagler, Nassau, St Johns, Volusia
Area 5	Pasco, Pinellas
Area 6	Hardee, Highlands, Manatee, Polk
Area 6B	Hillsborough
Area 7	Brevard, Orange, Osceola, Seminole
Area 8A	Lee
Area 8B	Charlotte, Collier, De Soto, Glades, Hendry, Sarasota
Area 9	Indian River, Okeechobee, SL Lucie, Martin, Palm Beach
Area 10	Broward
Area 11	Dade, Monroe

AHCA Contract No. FA972, Attachment I, Exhibit 2-NR, Page 5 of 5